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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 15, 1999, relating to the financial statements of Interwoven, Inc., which appears on page F-2 of Interwoven, Inc.'s Registration Statement on Form S-1 (No. 333-83779)

/s/ PricewaterhouseCoopers LLP

San Jose, California
October 7, 1999